Exhibit 10.56
TWELFTH AMENDMENT
TO
AGREEMENT FOR PURCHASE AND SALE

THIS TWELFTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (the “Twelfth Amendment”), dated as of January 11, 2018, is made by and between KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited liability company ("Seller"), and ELITE STREET CAPITAL LOFTS EQUITY DE, LLC, a Delaware limited liability company ("Buyer"), with reference to the following:
WHEREAS, Buyer and Seller are parties to that certain Agreement for Purchase and Sale dated as of September 5, 2017, that certain First Amendment to Agreement for Purchase and Sale dated as of October 2, 2017, that certain Second Amendment to Agreement for Purchase and Sale dated as of November 6, 2017, that certain Third Amendment to Agreement for Purchase and Sale dated as of November 17, 2017, that certain Fourth Amendment to Agreement for Purchase and Sale dated as of November 27, 2017, that certain Fifth Amendment to Agreement for Purchase and Sale dated as of November 29, 2017, that certain Sixth Amendment to Agreement for Purchase and Sale dated as of December 4, 2017, that certain Seventh Amendment to Agreement for Purchase and Sale dated as of December 7, 2017, that certain Eighth Amendment to Agreement for Purchase and Sale dated as of December 14, 2017, that certain Ninth Amendment to Agreement for Purchase and Sale dated as of December 15, 2017, that certain Tenth Amendment to Agreement for Purchase and Sale dated as of December 19, 2017, and that certain Eleventh Amendment to Agreement for Purchase and Sale dated as of December 26, 2017 (collectively, the "Purchase Agreement");
WHEREAS, Seller and Buyer have agreed to enter into this Twelfth Amendment to set forth their agreement regarding the matters set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree to the following:
1.Terms. All initially capitalized terms which are used in this Twelfth Amendment, but not otherwise defined herein, shall have the same meanings as ascribed thereto in the Purchase Agreement.
2.    Earnest Money Deposit. The first sentence of the fifth paragraph of Section 1.1 of the Purchase Agreement is hereby deleted and replaced with the following:
“The Initial Earnest Money Deposit, the Additional Earnest Money Deposit, the Extension Deposit and the Third Earnest Money Deposit (if delivered), together with all interest accrued thereon, less the Independent Consideration (as defined in Section 1.3 hereof), shall be referenced herein as the "Earnest Money Deposit". Buyer shall deposit the Extension Deposit (as defined in Section 2.4.1 hereof) in accordance with the provisions of Section 2.4.1 hereof.”

3.    Closing Date and Extension Deposit. Section 2.4.1 of the Purchase Agreement is hereby deleted and replaced with the following:
“2.4.1 The closing of the sale of the Property in accordance with the terms of this Agreement (the "Closing") shall occur on the date (the “Closing Date”) that is the earlier of:
a) the date that is thirty (30) days after Buyer has received the Lender’s Approval (as defined in Section 2.12 below)(the “Lender Approval Closing Deadline”), provided that, in the event Buyer has received the Lender Approval, Buyer may elect to extend the Lender Approval Closing Deadline for thirty (30) days (the “Post-Lender Approval Closing Extension”) by delivering not less than five (5) business days prior to the then-set Lender Approval Closing Deadline written notice to Seller and, if the Third Earnest Money Deposit has not previously been delivered as set forth in Section 1.1 hereof, the Third Earnest Money Deposit to Escrow Agent, and
b) March 20, 2018 (the “Closing Deadline”), provided that, in the event Buyer has either received a Rejection Notice (as defined in Section 2.12 below) or Buyer has delivered a Withdrawal Notice (as defined in Section 2.12 below), Buyer may elect by delivering written notice to Seller not less than five (5) business days prior to the then-set Closing Deadline, to extend the Closing Deadline for sixty (60) days.
In addition to Buyer’s delivery of the Additional Earnest Money Deposit to Escrow Agent on or prior to January 11, 2018, Buyer shall also deliver to Escrow Agent not later than January 11, 2018 additional immediately available funds in the amount of TWO HUNDRED TWENTY-TWO THOUSAND DOLLARS AND NO CENTS ($222,000.00) (the "Extension Deposit"). The Extension Deposit shall be deemed included in the “Earnest Money Deposit” as such term is used in this Agreement and non-refundable to Buyer except as otherwise expressly provided herein. The Closing shall take place at the office of the Escrow Agent, or such other place as shall be mutually agreed upon by the parties hereto.”
4.    Purchase Agreement Ratified. In all other respects, except as otherwise provided by this Twelfth Amendment, the undersigned hereby ratify and confirm the Purchase Agreement which remains in full force and effect.
5.    Counterparts. This Twelfth Amendment may be executed in counterparts, each of which shall be deemed an original and all of said counterparts shall constitute but one and the same instrument. Signatures delivered via facsimile or other electronic means shall be accepted as if original.
[REMAINDER OF PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the undersigned hereby execute this Twelfth Amendment to be effective as of the date set forth above.

SELLER:

KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited
liability company

By:	KBS Legacy Partners Properties LLC, a Delaware limited
liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a
Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT,
Inc., a Maryland corporation, its sole
general partner

By:	/s/ Guy K. Hays
Guy K. Hays, Executive Vice President

BUYER:

ELITE STREET CAPITAL LOFTS EQUITY DE, LLC,
A Delaware limited liability company

By:	Rialto Elite 2017 4 Pack Borrower GP, LLC, A Delaware
limited liability company, its Manager

By:	Rialto Elite 2017 4 Pack GP Member, LLC, A
Delaware limited liability company, Its manager

By:	RREF III-P Elite Venture, LLC, A Delaware
limited liability company, Its manager

By:	Elite Street Capital, LLC, A Texas limited
liability company, Its authorized member

By:	/s/ Yehonatan Sade

Name:	Yehonatan Sade

Title:	Managing Manager

The undersigned joins in the execution of this Twelfth Amendment in order to acknowledge the terms hereof.
ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:	/s/ J. Jay Pugh

Name:	J. Jay Pugh

Title:	VP/Sr. Commercial Escrow Officer

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